UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: August 31, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND INC.

August 31, 2013 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 106.5%
DOMESTIC COMMON STOCK 89.6%
Banks 4.7%
277,408	Wells Fargo & Co.(1)(2)	$11,395,921

Construction Machinery 1.0%
30,700	Caterpillar, Inc.(1)	2,533,978

Diversified 33.5%
466	Berkshire Hathaway, Inc., Class A*(1)(2)	77,845,300
25,000	Berkshire Hathaway, Inc., Class B*(1)	2,780,500

		80,625,800
Diversified Financial Services 6.6%
35,000	American Express Co.(1)	2,516,850
12,900	Franklin Resources, Inc.(1)	595,464
251,250	JPMorgan Chase & Co.(1)(2)	12,695,662

		15,807,976
Environmental Control 0.4%
30,000	Republic Services, Inc.(1)	975,300

Healthcare Products & Services 4.3%
119,200	Johnson & Johnson(1)	10,300,072

Manufacturing 0.6%
12,000	3M Co.(1)	1,362,960

Mining 3.9%
312,350	Freeport-McMoRan Copper & Gold, Inc.(1)	9,439,217

Oil & Gas 3.1%
22,200	Chevron Corp.(1)	2,673,546
123,000	Linn Energy LLC(1)	2,965,530
32,500	Phillips 66(1)	1,855,750

		7,494,826
Pharmaceuticals 0.4%
20,000	Merck & Co., Inc.(1)	945,800

Pipelines 3.7%
150,200	Enterprise Products Partners L.P.(1)	8,924,884

Registered Investment Companies (RICs) 6.1%
770,270	Cohen & Steers Infrastructure Fund, Inc.	14,280,806
18,726	RMR Real Estate Income Fund	321,900

		14,602,706
Retail 9.6%
109,700	Kohl’s Corp.(1)	5,628,707
240,000	Wal-Mart Stores, Inc.(1)(2)	17,515,200

		23,143,907
Software & Services 5.1%
37,500	International Business Machines Corp.(1)	6,835,125
171,000	Oracle Corp.	5,448,060

		12,283,185
Technology, Hardware & Equipment 5.6%
520,100	Cisco Systems, Inc.(1)(2)	12,123,531

Shares	Description	Value (Note 1)

Technology, Hardware & Equipment (continued)
23,000	Harris Corp.(1)	$1,302,490

		13,426,021
Tobacco Products 1.0%
45,000	Altria Group, Inc.(1)	1,524,600
10,800	Philip Morris International, Inc.(1)	901,152

		2,425,752
TOTAL DOMESTIC COMMON STOCK
(Cost $144,455,708)		215,688,305

FOREIGN COMMON STOCK 11.8%
Beverages 3.9%
120,000	Heineken Holding NV	7,241,584
31,663	Heineken NV	2,173,973

		9,415,557
Iron/Steel 0.3%
9,000	POSCO, ADR	648,180

Oil & Gas 0.9%
18,000	Total SA, Sponsored ADR	995,580
26,400	Transocean Ltd.(1)	1,191,432

		2,187,012
Pharmaceuticals 1.2%
14,500	Sanofi	1,393,026
30,000	Sanofi, ADR	1,433,400

		2,826,426
Real Estate 3.7%
283,900	Cheung Kong Holdings, Ltd.	4,052,864
114,950	Henderson Land Development Co., Ltd.	674,481
2,110,000	Midland Holdings, Ltd.	799,979
650,000	Wheelock & Co., Ltd.	3,319,384

		8,846,708
Real Estate Investment Trusts (REITs) 1.8%
5,028,490	Kiwi Income Property Trust	4,488,335

TOTAL FOREIGN COMMON STOCK
(Cost $20,437,213)		28,412,218

AUCTION PREFERRED SECURITIES 0.9%
100	Gabelli Dividend & Income Trust, Series B	2,169,737

TOTAL AUCTION PREFERRED SECURITIES
(Cost $2,500,000)		2,169,737

LIMITED PARTNERSHIPS 4.2%
	Ithan Creek Partners L.P.*(3)(4)	10,010,779

TOTAL LIMITED PARTNERSHIPS
(Cost $5,000,000)		10,010,779

TOTAL LONG TERM INVESTMENTS
(Cost $172,392,921)		256,281,039

Shares	Description	Value (Note 1)

SHORT TERM INVESTMENTS 3.8%
MONEY MARKET FUNDS 3.8%
9,050,889	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	$9,050,889

TOTAL MONEY MARKET FUNDS
(Cost $9,050,889)		9,050,889

TOTAL SHORT TERM INVESTMENTS
(Cost $9,050,889)		9,050,889

TOTAL INVESTMENTS 110.3%
(Cost $181,443,810)		265,331,928

LEVERAGE FACILITY (10.4%)		(25,042,860)

OTHER ASSETS AND LIABILITIES 0.1%		356,135

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$240,645,203

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of August 31, 2013. (See Note 5.)
(2)	Loaned security; a portion or all of the security is on loan as of August 31, 2013. (See Note 5.)
(3)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 3.)
(4)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of August 31, 2013 was $10,010,779 or 4.2% of Total Net Assets Available to Common Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Accompanying Notes to Quarterly Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders

United States	98.5%
Netherlands	3.9%
Hong Kong	3.7%
New Zealand	1.8%
France	1.6%
Switzerland	0.5%
South Korea	0.3%
Leverage Faciltiy	(10.4)%
Other Assets and Liabilities	0.1%

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

August 31, 2013 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by Boulder Growth & Income Fund, Inc. (the “Fund”) for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

¡	Level 1—Unadjusted quoted prices in active markets for identical investments

¡	Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¡	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$215,688,305	$–	$–	$215,688,305
Foreign Common Stocks	28,412,218	–	–	28,412,218
Auction Preferred Securities	–	2,169,737	–	2,169,737
Limited Partnerships	–	–	10,010,779	10,010,779
Short Term Investments	9,050,889	–	–	9,050,889

TOTAL	$253,151,412	$2,169,737	$10,010,779	$265,331,928

* For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the nine months ended August 31, 2013, there were no transfers between Level 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities*
	Limited Partnerships	Total

Balance as of November 30, 2012	$ 8,353,236	$8,353,236
Change in Unrealized Appreciation	1,657,543	1,657,543

Balance as of August 31, 2013	$10,010,779	$10,010,779

* For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the Investment Company Act of 1940 as amended, (the“1940 Act”). As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of August 31, 2013, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Note 2. Unrealized Appreciation/ (Depreciation)

On August 31, 2013, based on cost of $182,685,869 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $88,753,901 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,107,842 resulting in net unrealized appreciation of $82,646,059.

Note 3. Restricted Securities

As of August 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of August 31, 2013 are as follows:

Issuer Description	Acquisition Date	Cost	Value August 31, 2013	Market Value as Percentage of Net Assets Available to Common Stock August 31, 2013

Ithan Creek Partners, L.P.	6/2/2008	$5,000,000	$10,010,779	4.20%

Note 4. Investments in Limited Partnerships

As of August 31, 2013, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of August 31, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of August 31, 2013.

Description	% of Net Assets as of 8/31/13	Value as of 8/31/13	Net Unrealized Gain/(Loss) as of 8/31/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Ithan Creek Partners, L.P.	4.20%	$10,010,779	$5,010,779	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of August 31, 2013.

Note 5. Line of Credit

On March 1, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended August 31, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $25,042,860 and 0.99%, respectively. As of August 31, 2013, the amount of such outstanding borrowings is $25,042,860. The interest rate applicable to the borrowings on August 31, 2013 was 0.98%. As of August 31, 2013, the amount of pledged collateral was $122,002,562.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of August 31, 2013, the value of securities on loan was $23,051,415.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended August 31, 2013.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 28, 2013

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	October 28, 2013